Derivative Instruments - Summary of Gain (Loss) on Change in Fair Value of Derivatives - Derivatives not Designated as Accounting Hedge (Table) (Details) - Not Designated as Hedging Instrument [Member] - USD ($)
$ in Thousands
6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Derivative Instruments, Gain (Loss) [Line Items]
Change in fair value of derivatives related to 2021 Bonds	$ (5,043)	$ 3,213
Realized interest expense of derivatives related to 2021 Bonds	(1,076)	(1,038)
Total gain/ (loss) recognized in other income / (expense), net	$ (6,119)	$ 2,175